© 2015 Mercury Systems, Inc. KeyBanc Capital Markets KC & Chicago Road Show Mark Aslett President and CEO Gerry Haines Executive Vice President and CFO November 3-4, 2015

2 © 2015 Mercury Systems, Inc. Forward-looking safe harbor statement This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to the products and services described herein. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. Government’s interpretation of, federal export control or procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays or unanticipated expenses due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions and restructurings, or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, changes to export regulations, increases in tax rates, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2015. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA, adjusted income from continuing operations, and adjusted EPS which are non-GAAP financial measures. Adjusted EBITDA, adjusted income from continuing operations, and adjusted EPS exclude certain non-cash and other specified charges. The Company believes these non-GAAP financial measures are useful to help investors better understand its past financial performance and prospects for the future. However, the presentation of adjusted EBITDA, adjusted income from continuing operations and adjusted EPS is not meant to be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes the adjusted EBITDA, adjusted income from continuing operations, and adjusted EPS financial measures assist in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the Appendix hereto.

3 © 2015 Mercury Systems, Inc. Commercial secure and sensor processing subsystems Introducing Mercury Systems • MRCY on NASDAQ 1998 • High tech company; commercial business model • Focused on Defense and Intelligence priorities • Deployed on ~300 programs with 25+ Prime contractors • FY15 $235M revenue Growth YoY: 13% revenue, 89% Adj. EBITDA, 19% backlog • FY16 guidance(1): Growth YoY: 5% revenue, 10% Adj. EBITDA Notes: (1) The guidance included herein is from the Company’s earnings release and is as of the date of the earnings release. The Company is neither reconfirming such guidance as of the date of this presentation nor assuming any obligations to update or revise such guidance.

4 © 2015 Mercury Systems, Inc. Pioneering a next generation defense electronics company Successful business transformation, double-digit defense revenue growth with improved profitability Proven Management Team Pure play defense electronics company embedded on key growth programs aligned to DoD priorities Leading Market Position Pacific pivot, aging platform modernization, foreign and international military sales, SOF quick reaction capabilities Aligned with Industry Growth Drivers US commercially developed: prime, sensor and platform agnostic capabilities improves affordability, time to market and trust Next Generation Defense Electronics Business Model Secure and sensor processing subsystems, software and services for critical Defense and Intelligence applications Innovative Technology Leader RFM and secure processing content expansion strategy targeting key DoD production programs Low Risk Organic Growth Strategy Scalable business, engineering and manufacturing platform that facilitates accretive future acquisitions Business Platform Built to Scale

5 © 2015 Mercury Systems, Inc. Mercury’s vision is to be the… Leading high-tech commercial provider of more affordable secure and sensor processing subsystems designed and made in the USA

6 © 2015 Mercury Systems, Inc. Acquisitions have transformed the computer company… …into a pure play provider of defense electronics subsystems

7 © 2015 Mercury Systems, Inc. Defense will likely remain a $500B+ industry… …despite the ongoing political and budget uncertainty Crowding Out of Defense Spending and Investment: Rising interest rates, healthcare and social spending; MilPer expense growth, aging military platforms’ O&M costs rising Defense Procurement Reform 3.0: Firm-fixed-price contracts and less government-funded R&D changing economics and competitive dynamics of defense industry Political Dysfunction: Sequestration-driven cuts and repeated Continuing Resolutions disrupting DoD budget process and spending

8 © 2015 Mercury Systems, Inc. Long-term Defense budget outlook improving… Short term, Political dysfunction affecting Government FY16 $530 $495 $496 $496 $534 $547 $556 $564 $570 $559 $500 $512 460 480 500 520 540 560 580 600 2012 2013 2014 2015 2016 2017 2018 2019 2020 PBR16 PBR15 BCA Sources: FY15 PBR, FY16 PBR (1) Includes $38B of requested base budget O&M funding above BCA caps that was accounted for in Overseas Contingency Operation (“OCO”) Topline Base Budget vs. Budget Control Act (BCA) Caps ($B) SASC / HASC Markup(1)

9 © 2015 Mercury Systems, Inc. Captive innovation giving way to co-productization The Defense industry has cut its capacity to innovate • Government and industry funding less R&D • Primes do not want to consume IR&D on basic subsystems integration • Fewer engineers means greater program risk • Aging workforce - bow wave of retirement eligible engineers in next 5 years • Companies are partnering and outsourcing more • Supply chain strategies are evolving as a result Company Annual Change in R&D, 2010-2013 Annual Change in Headcount, 2010-2013 Lockheed Martin 9%  13% Boeing 25% 5% Raytheon 26% 13% General Dynamics 5% 7% Northrop Grumman 16% 18% UTC 45% 2% L-3 9% 24% BAE Systems 19% 18% Note: Some employment figures reflect spinoffs; company R&D expenditures do not include R&D purchased via acquisitions, or government-funded R&D performed by the company. Source: Bloomberg Professional Service data. © 2014 Bloomberg Finance L.P.

10 © 2015 Mercury Systems, Inc. …serving the US defense electronics industry How we operate as a high-tech commercial company… • Internal R&D funds the development of modular, reusable open innovations • Pre-integration improves affordability and time to market • Rapid customization and adaptation to platform • Technology and manufacturing maturation lowers cost and reduces risk • Support rapidly changing commercial technology for a decade or more Fund Develop Integrate Mature Support Adapt Commercially Adapted Technologies

11 © 2015 Mercury Systems, Inc. …as customers seek more affordable outsourced subsystems Our business model is built for speed, innovation and affordability… • Traditional COTS board model broken (“Plug-n-Pray”) – Product procurement cost low – Large hidden integration costs – Lower prime IRAD spending – COTS lifecycle support difficult • Defense procurement reform – Cost-plus Government-funded integration – Under firm fixed price, Prime bears the risk and expense • Acquired and pre-integrating sensor chain technologies – More affordable, lower risk, simplifies supply chain – Open architectures and open middleware speeds adoption and improves affordability Primes RFM Digital Processing Mercury Pre-integrated Sensor Processing Subsystems Government Traditional COTS Model “Plug-n-Pray” Operating System COTS COTS COTS Proprietary Middleware Classified Prime/Gov’t IP 36+ months Time to Market 12 months Time to Market Open Middleware Application Ready Software Toolkit Classified Prime/Gov’t IP

12 © 2015 Mercury Systems, Inc. From highly leveraged Teraflop modules and RFM subassemblies… …to blade servers and pre-integrated sensor processing subsystems Rugged MOSA Teraflop server blade Rugged MOSA solution - servers for the tactical edge ATCA blade server Integrated Microwave Assemblies MOSA Sensor Processing Subsystems RF & Microwave MOSA building blocks

13 © 2015 Mercury Systems, Inc. • Broadband EW domain expertise • Pre-integrated end-to-end sensor capability unique • Lower integration costs, time, risk • Facilitates Prime outsourcing • DoD mandate • Unique capabilities • Important relationships • Critical programs • 2-3 years ahead of traditional competitors • Intel server class Teraflop embedded processing • SWaP optimized packaging •Multiple form factors driving TAM expansion These factors lead to a unique market position for Mercury • Processing supply chain integrity • Modern, scalable, redundant RFM manufacture and test • Authored OpenVPX standard • RFM Digital MOSA Modular Open System Architecture Designed and Made in USA Server-class Processing Performance Integrated Product Security End-to-End Subsystem Capability

14 © 2015 Mercury Systems, Inc. Mercury has unique and differentiated capabilities today… …that are aligned to the key industry growth drivers Pacific Pivot: Sensors going long, wide and high. Platforms need improved sensors, autonomy, electronic protection and attack, on-board exploitation Aging Platform Modernization: Port customer software to available state-of-the-art open architectures to rapidly and affordably upgrade electronics on aging military platforms International and Foreign Military Sales: Upgrade subsystems for export to expand addressable market, grow foreign sales and international customer R&D funding Special Operations Forces Quick Reaction Capability: Provide rapid reaction and affordable new capabilities to support anti-terror and other special forces missions globally

15 © 2015 Mercury Systems, Inc. Defense industry growth drivers translate into specific… …company growth drivers that we are pursuing Outsourced Secure Processing Subsystems: Expand beyond sensor processing to provide MOSA secure processing subsystems for other onboard mission-critical compute applications Outsourced Pre-Integrated Sensor Processing Subsystems: Provide more affordable pre-integrated MOSA sensor processing subsystems that preserves customer software value-add RF and Microwave Outsourcing: Grow share in integrated RF and microwave assemblies and MOSA RF subsystems by providing customers a better alternative

16 © 2015 Mercury Systems, Inc. We are deployed on 300+ programs with 25+ Primes RADAR EW EO/IR – C4I Triton; NATO AGS Global Hawk AEGIS AEGIS Ashore Patriot F-16 F-35 Global Hawk SEWIP Badger/Buzzard F-15 AH-64 Apache F-35 Fury P-8 F-16 Reaper/Gorgon Stare

17 © 2015 Mercury Systems, Inc. Acquisitions and investments driving significant opportunity growth • Low-risk content expansion growth strategy • Key production programs • Total value increased 2.5x to $4.0B in 2 years • Converted 1.4x of possible to probable value in 2 years • After 3 years, RFM now represents ~40% of our opportunity pipeline • Opportunities driven by Radar (65%) and EW (33%) 2,240 1,593 1,753 1,496 904 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 Nov 2012 2013-2015 Increase May 2015 Key Programs Pipeline Value Processing RF/Microwave 3,993 Probable Possible Possible Bid 44% Won 56% Processing 2,426 RF/M 1,567 Radar 2,606 EO 75 EW 1,312 Airborne 2,473 Naval 1,403 Ground 117

18 © 2015 Mercury Systems, Inc. © 2015 Mercury Systems, Inc. Strategy and investments have positioned Mercury well • Pioneering a next-generation defense electronics business model • Unique technology and capabilities on key production programs • Low-risk content expansion growth strategy with demonstrable progress • Above industry average growth and dramatic improvement in profitability • Achieved target business model for FY15 • Business platform built to grow and scale through acquisitions

© 2015 Mercury Systems, Inc. Financial Overview Gerry Haines Executive Vice President & CFO

20 © 2015 Mercury Systems, Inc. Mercury’s business model and capabilities… …create a unique opportunity for growth and improved returns Model Characteristics Implications and Benefits Merchant supplier of sensor processing subsystems COTS product competitors remain but not subsystem Commercially designed and made in the USA Few if any competitors meet all new buying criteria Engineered into military platforms lasting decades High barriers to entry with annuity revenue stream Pre-integrated sensor processing subsystems Primes outsourcing more to reduce total acquired cost 11-13% of revenue on research and development Value-based innovation. Modular design and reuse Affordable and innovative platform modernization DoD going direct to industry to eliminate profit layers

21 © 2015 Mercury Systems, Inc. FY09-FY12 revenue summary by market Defense revenue CAGR of 15% FY09-FY12 Notes: • All numbers based on continuing operations. 145 158 181 222 44 42 48 15 0 50 100 150 200 250 FY09 FY10 FY11 FY12 Revenue ($M) Defense Commercial 189 200 229 237

22 © 2015 Mercury Systems, Inc. Adjusted EBITDA CAGR of 28% FY09-FY12 Achieved historic target business model in FY11 Notes: • FY09 figures are as reported in the Company’s fiscal 2010 Form 10K. FY10-12 figures are reported in the Company’s fiscal 2014 Form 10K. • Adjusted EBITDA is income from continuing operations, less interest income and expense, income taxes, depreciation, amortization of intangible assets, restructuring and other charges, impairment of long-lived assets, acquisition and financing costs, fair value adjustments from purchase accounting, litigation and settlement expenses and stock-based compensation expense. 23 30 41 48 12% 15% 18% 20% 0 10 20 30 40 50 FY09 FY10 FY11 FY12 Adj. EBITDA ($M) Adj. EBITDA Margin (%)

23 © 2015 Mercury Systems, Inc. Strong performance in FY15 13% revenue and 89% adjusted EBITDA growth YoY Notes: (1) All numbers based on continuing operations. (2) Excludes $7.1M of restructuring and other charges from GAAP operating expenses in FY13, $5.4M in FY14 and $3.2M in FY15. GAAP ($M) FY13 FY14 FY15 FY14-FY15 Change Bookings 209.7 246.8 268.6 9% Revenue 194.2 208.7 234.8 13% Gross Margin % 40% 45% 47% 2 pts Operating Expenses 103.0 102.1 91.9 (10%) OpEx less restructuring (% of revenue) ⁽²⁾ 49% 46% 38% (8) pts Adjusted EPS 0.10 0.38 0.82 0.44 Adjusted EBITDA 9.9 23.5 44.4 89%

24 © 2015 Mercury Systems, Inc. Record backlog exiting FY15 139% growth since FY11; Revenue coverage more than doubles FY11-FY15 Well positioned for FY16 Notes: (1) Revenue Coverage Ratio = 12-month ending backlog/Next 12 months Revenue (or initial revenue estimate for current/future year). (2) Estimate based upon YoY revenue growth of 5% in FY16. 71 84 109 144 166 155 87 97 136 174 208 218 0 50 100 150 200 250 FY11 FY12 FY13 FY14 FY15 Q1 FY16 Mercury Ending Backlog ($M) 12-Month Ending Backlog Total Ending Backlog Fwd Revenue Coverage Ratio⁽¹⁾ 30% 43% 52% 61% 68% Estimate⁽²⁾

25 © 2015 Mercury Systems, Inc. FY15 FY16 FY17 Production Years Probable Bid vs. Won Expansion Probable Possible Process RFM Total ($M) Total ($M) Aegis Sensor Processing FRP: FY14-25 Won  296 523 Processing Expansion FRP: FY19-25 Bid  57 96 RFM FRP: FY16-25 Won/Bid  46 198 SEWIP Block 2 FRP: FY16-26 Won  312 442 Small Ship FRP: FY17-26 Won  104 144 F-35 Existing LRIP: Up to FY21 Won  49 51 Processing LRIP: FY19-21 Bid  604 1050 RFM LRIP: FY19-21 Bid  94 255 Buzzard/Badger FRP: FY14-25 Won  111 167 Patriot FRP: FY14-25 Won  70 117 Gorgon Stare FRP: FY14-20 Won  39 75 Others (Predator/Reaper, F-15 EW, E-2D Hawkeye, F-16 SABR, P-8, SIRFC/AIDEWS, BAMS/Triton, AWACS, Classified) 460 875 Total: vs. Nov. 2013 % Growth: $2,240 1,355 65% $3,993 2,045 95% Program focus driving substantial growth potential Mercury’s perspective on phase, timing and potential value EMD LRIP FRP FMS Note: Refer to Appendix for definitions of “Bid”, “Won”, “Probable” and “Possible”. Probable and Possible values exclude FY15 and are as of July 2015. Numbers are rounded.

26 © 2015 Mercury Systems, Inc. Q2 FY16 guidance (as of October 27th) Notes: (1) The guidance included herein is from the Company’s earnings release and is as of the date of the earnings release. The Company is neither reconfirming such guidance as of the date of this presentation nor assuming any obligations to update or revise such guidance. Q2 FY15 Quarter Ending YoY December 31, 2015(1) Change Actual Low High Revenue $57 $58 $61 2% - 7% Adjusted EPS $0.20 $0.15 $0.18 ($0.05) to ($0.02) Adjusted EBITDA $10.7 $10.0 $11.5 (7%) - 7% Adj EBITDA Adjustments: Income (loss) from continuing operations 2.9 Interest expense, net - Tax provision (benefit) 1.0 ETR ~39% ETR ~39% Depreciation 1.6 Amortization of intangible assets 1.8 1.6 1.6 Restructuring and other charges 1.2 Impairment of long-lived assets - Acquisition and financing costs - Fair value adjustments from purchase accounting - Litigation and settlement expenses - Stock-based compensation expense 2.2 2.6 2.6 Adjusted EBITDA $10.7 $10.0 $11.5 (7%) - 7%

27 © 2015 Mercury Systems, Inc. Strong revenue growth and operating leverage Est. 5% revenue increase yields 10% Adj. EBITDA increase for FY16 Notes: (1) The guidance included herein is from the Company’s earnings release and is as of the date of the earnings release. The Company is neither reconfirming such guidance as of the date of this presentation nor assuming any obligations to update or revise such guidance. 194 209 235 ~247 5% $9.9M 11% $23.5M 19% $44.4M ~20% 0 50 100 150 200 250 FY13 FY14 FY15 FY16E⁽¹⁾ Revenue to Adjusted EBITDA trends Adj EBITDA (%, $M)

28 © 2015 Mercury Systems, Inc. Achievement of target business model for FY15 Current Target Business Model GAAP FY15 FY16E ⁽¹⁾ Revenue 100% 100% 100% Gross Margin 47% Target Range 45-50% SG&A 21% ~21% Low 20’s R&D 14% ~14% 11-13% Amortization 3% ~3% 2-3% Adjusted EBITDA 19% ~19-20% 18-22% Notes: (1) The guidance included herein is from the Company’s earnings release and is as of the date of the earnings release. The Company is neither reconfirming such guidance as of the date of this presentation nor assuming any obligations to update or revise such guidance.

29 © 2015 Mercury Systems, Inc. Solid balance sheet with zero debt Ample liquidity, unused $200M credit facility, $500M Universal Shelf Notes: (1) Discontinued operations numbers are MIS. FY14 FY15 Q1 FY16 (In millions) Actual Actual Actual ASSETS Cash & cash equivalents 47.3 77.6 79.1 Accounts receivable, net 59.7 53.8 66.4 Inventory, net 31.7 32.0 34.7 PP&E, net 14.1 13.2 13.5 Goodwill and intangibles, net 193.1 186.1 184.6 Other 21.6 27.3 23.1 Assets of discontinued operations⁽¹⁾ 6.2 0.0 0.0 TOTAL ASSETS 373.7 390.0 401.4 LIABILITIES AND S/E AP and other liabilities 44.2 39.9 48.8 Debt 0.0 0.0 0.0 Liabilities of discontinued operations⁽¹⁾ 2.4 0.0 0.0 Total liabilities 46.6 39.9 48.8 Stockholders' equity 327.1 350.1 352.6 TOTAL LIABILITIES AND S/E 373.7 390.0 401.4

30 © 2015 Mercury Systems, Inc. © 2015 Mercury Systems, Inc. Poised for profitable growth • Growth and profitability accelerated in FY15 • Business fully integrated, yielding strong operating leverage • Strategy, operational discipline, provide platform for profitable growth • Well-funded production programs aligned with DoD priorities • Record backlog drives achievement of target business model for FY16 • Solid balance sheet with zero debt facilitates future M&A

© 2015 Mercury Systems, Inc. Appendix

32 © 2015 Mercury Systems, Inc. Adjusted EPS reconciliation (000’s) FY13 FY14 Q1 FY15 Q2 FY15 Q3 FY15 Q4 FY15 FY15 Q1 FY16 Diluted net earnings (loss) per share ⁽¹⁾ $ (0.46) $ (0.13) $ 0.02 $ 0.09 $ 0.14 $ 0.18 $ 0.44 $ 0.06 Income (loss) from continuing operations $ (13,782) $ (4,072) $ 717 $ 2,886 $ 4,694 $ 6,132 $ 14,429 $ 1,960 Amortization of intangible assets 8,222 7,328 1,762 1,762 1,744 1,740 7,008 1,713 Restructuring and other charges 7,060 5,443 1,268 1,162 27 718 3,175 338 Impairment of long-lived assets - - - - - - - - Acquisition and financing costs 318 - - - 200 251 451 2,298 Fair value adjustments from purchase accounting 2,293 - - - - - - - Litigation and settlement expenses - - - - - - - - Stock-based compensation expense 7,854 8,999 2,551 2,256 1,870 1,963 8,640 2,702 Impact to income taxes (8,776) (5,772) (1,956) (1,658) (1,088) (2,031) (6,733) (2,570) Adjusted income from continuing operations $ 3,189 $ 11,926 $ 4,342 $ 6,408 $ 7,447 $ 8,773 $ 26,970 $ 6,441 Diluted adjusted net earnings per share ⁽¹⁾ $ 0.10 $ 0.38 $ 0.13 $ 0.20 $ 0.22 $ 0.26 $ 0.82 $ 0.19 Weighted-average shares outstanding: Basic 30,128 31,000 31,635 32,052 32,298 32,436 32,114 32,778 Diluted 30,492 31,729 32,481 32,686 33,233 33,330 32,939 33,616 Notes: (1) Numbers shown are in cents.

33 © 2015 Mercury Systems, Inc. Adjusted EBITDA reconciliation (000'S) FY09 FY10 FY11 FY12 FY13 FY14 Q1 FY15 Q2 FY15 Q3 FY15 Q4 FY15 FY15 Q1 FY16 Income (loss) from continuing operations $ 7,909 $ 28,069 $ 18,507 $ 22,323 $(13,782) $ (4,072) $ 717 $ 2,886 $ 4,694 $ 6,132 $ 14,429 $ 1,960 Interest expense (income), net 492 (151) 45 27 31 40 5 4 1 3 13 (22) Tax provision (benefit) 109 (9,377) 8,060 8,991 (10,501) (1,841) - 1,047 1,469 1,850 4,366 1,264 Depreciation 5,640 5,147 6,364 7,837 8,445 7,625 1,700 1,590 1,510 1,532 6,332 1,588 Amortization of intangible assets 2,414 1,710 1,984 3,551 8,222 7,328 1,762 1,762 1,744 1,740 7,008 1,713 Restructuring and other charges 1,712 231 - 2,712 7,060 5,443 1,268 1,162 27 718 3,175 338 Impairment of long-lived assets - 211 150 - - - - - - - - - Acquisition and financing costs - - 412 1,219 318 - - - 200 251 451 2,298 Fair value adjustments from purchase accounting - - (219) (5,238) 2,293 - - - - - - - Litigation and settlement expenses - - - - - - - - - - - - Stock-based compensation expense 4,582 4,016 5,580 6,572 7,854 8,999 2,551 2,256 1,870 1,963 8,640 2,702 Adjusted EBITDA $ 22,858 $ 29,856 $ 40,883 $ 47,994 $ 9,940 $ 23,522 $ 8,003 $ 10,707 $ 11,515 $ 14,189 $ 44,414 $ 11,841

34 © 2015 Mercury Systems, Inc. Glossary AEGIS Aegis Ballistic Missile Defense System EO/IR Electro-optical / Infrared O&M Operations & Maintenance AESA Active Electronically Scanned Array EW Electronic Warfare OpenVPX System-level specification for VPX, initiated by Mercury AGS Alliance Ground Surveillance FAR Federal Acquisition Regulation PoR Program of Record AIDEWS Advanced Integrated Defensive Electronic Warfare Suite FMS Foreign Military Sales RF Radio Frequency AMC Advanced Microelectronics Center FRP Full Rate Production SABR Scalable Agile Beam Radar AS9100 Widely adopted and standardized quality management system for aerospace industry IDIQ Indefinite Quantity / Indefinite Delivery SEWIP Surface Electronic Warfare Improvement Program ATCA Advanced Telecommunications Architecture IMA Integrated Microwave Assembly SIGINT Signals Intelligence BAMS Broad Area Maritime Surveillance LRIP Low-Rate Initial Production SIRFC Suite of Integrated RF Countermeasures C4ISR Command, Control, Communications, Computers, Intelligence, Surveillance, Reconnaissance MCE Mercury Commercial Electronics SOF Special Operations Forces COTS Commercial off-the Shelf MDS Mercury Defense Systems SWaP Size Weight and Power DRFM Digital Radio Frequency Memory MILPER Military Personnel TAM Total Addressable Market EMD Engineering and Manufacturing Development MOSA Modular Open Systems Architecture

35 © 2015 Mercury Systems, Inc. Sales-related definitions Design Win A design win means that the customer has selected us to provide services, products, or intellectual property for a program of record or equivalent. In addition, the customer has won the program and we have an initial purchase order from the customer. Bid We have a Design Win with a prime contractor who is bidding to win a program of record, or we are bidding to win content on a program of record that has been awarded to a prime contractor. Won We have a Design Win with a prime contractor for a program of record, and the prime contractor has won the program and received its contractual award. Possible Possible value is a projection based upon our current information and assumptions regarding the system configuration, systems or units utilized per platform or installation, current and potential future Design Wins, our average sales price for current and/or future content, the number of platforms, spares, and potential retrofits, as well as the potential for foreign military sales - all of which could change materially as and when new information becomes available or assumptions are revised. Possible value is the highest outcome we believe to be reasonable given a range of potential outcomes based upon available information and our current set of assumptions. Probable Probable value is a projection based upon our current information and assumptions regarding the system configuration, systems or units utilized per platform or installation, current and potential future Design Wins, our average sales price for current and/or future content, the number of platforms, spares, and potential retrofits, as well as the potential for foreign military sales - all of which could change materially as and when new information becomes available or assumptions are revised. Probable value is the outcome we believe to be most likely given a range of potential outcomes based upon available information and our current set of assumptions.